UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2003
                                                  --------------


                           EMC INSURANCE GROUP INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Iowa                          0-10956              42-623455
-------------------------------        -----------        ------------------
(State or other jurisdiction of        (Commission        (I.R.S. Employer
       incorporation)                  File Number)       Identification No.)


 717 Mulberry Street, Des Moines, Iowa                           50309
---------------------------------------                        --------
(Address of principal executive office)                       (Zip Code)


                                (515) 280-2902
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events

     On March 11, 2003, EMC Insurance Group Inc. issued the following press release announcing a restatement of results for the fourth quarter and year ended December 31, 2002, due to a subsequent event.


EMC INSURANCE GROUP INC. RESTATES
RESULTS FOR THE FOURTH QUARTER AND
YEAR ENDED DECEMBER 31,  2002
DUE TO SUBSEQUENT EVENT


RESTATED FINANCIAL HIGHLIGHTS

Fourth Quarter 2002
  Net Income Per Share -- $0.45
  Net Operating Income Per Share -- $0.38
  GAAP Combined Ratio - 102.4

Year Ended December 31, 2002
  Net Income Per Share -- $1.42
  Net Operating Income Per Share -- $1.60
  GAAP Combined Ratio - 101.9
  Net Book Value Per Share -- $13.84


     DES MOINES, Iowa-(March 11, 2003)--EMC Insurance Group Inc.
(Nasdaq/NM:EMCI) today announced restated results for the fourth quarter and year ended December 31, 2002 due to a subsequent event.

     On March 4, 2003, the Company received the results of a "ground-up"
study commissioned by the Company to better quantify its exposure to asbestos
liabilities.   Based on the findings of the consulting actuarial firm that performed this study, the Company decided to increase its reserves for direct asbestos exposures by $2,069,000 at December 31, 2002. As a result of this increase in asbestos reserves, net income declined by $1,345,000 for both the three months and twelve months ended December 31, 2002 from the amounts previously reported on February 25, 2003. Restated net income for the three months ended December 31, 2002 totaled $5,166,000 ($0.45 per share) compared to $6,511,000 ($0.57 per share) previously reported on February 25, 2003. Restated net income for the twelve months ended December 31, 2002 totaled $16,102,000 ($1.42 per share) compared to $17,446,000 ($1.53 per share)
previously reported on February 25, 2003.

     "Historically, many of our policyholders have been small commercial businesses," stated Executive Vice President Ron Jean. "Our asbestos claim activity has increased slightly in recent years, but not as significantly as others in the industry. Nonetheless, the recent increase in litigation against 'peripheral defendants' prompted our decision to commission an independent study in order to better understand the exposures we have in this evolving legal environment. The consulting actuarial firm commissioned to conduct this study is highly respected for its expertise in performing this type of evaluation. The study was completely voluntary and at the discretion of the Company."

     The study and its results assume no improvement in the current asbestos litigation environment; however, federal legislation is currently being considered which would reduce ultimate losses from asbestos litigation below the levels currently being projected for the industry. In keeping with the conservative nature of our reserving philosophy, we chose to accept the reserve estimate suggested by the study, even though this reserve estimate produces a "survival ratio" (defined as the number of years the reserve will support the current level of claim payments) well above industry norms.

     EMC Insurance Group Inc., the publicly-held insurance holding company of EMC Insurance Companies, owns subsidiaries with operations in property and casualty insurance and reinsurance. EMC Insurance Companies is one of the largest property and casualty groups in Iowa and among the top 60 insurance groups nationwide. For more information, visit our website www.emcinsurance.com.

     The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this report is based on management's current expectations and actual results of the Company may differ materially from such expectations. The risks and uncertainties that may affect the actual results of the Company include but are not limited to the following: catastrophic events and the occurrence of significant severe weather conditions; state and federal legislation and regulations; rate competition; changes in interest rates and the performance of financial markets; the adequacy of loss and settlement expense reserves, including asbestos and environmental claims; rate agency actions and other risks and uncertainties inherent to the Company's business.

                              Financial Date
Other data:                              2002              2001
--------------------------------------------------------------------
Book Value Per Share ..............      $13.84            $12.40
Price to Book Value ...............        1.29x             1.38x

Common stock price:
     High .........................      $23.50            $18.75
     Low ..........................      $13.25            $10.19
     Close ........................      $17.87            $17.15
Effective tax rate ................       26.4%            (62.0%)
Statutory surplus as regards
  policyholders-insurance
  subsidiaries (in thousands) .....    $140,324          $128,736

         Annualized Data
-----------------------------------
Net income (loss) as a percent
  of beginning stockholders'
  equity ..........................       11.5%             (1.0%)
Average ROE .......................       10.8%             (1.5%)
P/E Multiple (price/last 4 qtrs) ..       12.6x            (90.3x)


                         Summary of Consolidated Financial Data

                               Three months ended          Year ended
                                  December 31,            December 31,
                            ----------------------- -------------------------
                                2002        2001        2002         2001
                            ----------- ----------- ------------ ------------
REVENUES:
  Premiums earned ..........$80,205,777 $72,731,765 $297,043,033 $265,279,858
  Investment income ........  8,238,848   7,886,973   32,778,133   30,969,630
  Other income .............    297,960     184,167      865,819      774,169
                            ----------- ----------- ------------ ------------
Total revenues ............. 88,742,585  80,802,905  330,686,985  297,023,657

Losses and expenses ........ 83,093,128  83,468,205  305,635,748  303,366,118
                            ----------- ----------- ------------ ------------
Operating income (loss)
  before income tax expense
  (benefit) ................  5,649,457  (2,665,300)  25,051,237   (6,342,461)

Realized investment gains
  (losses) .................  1,282,173     238,265   (3,159,201)     800,582
                            ----------- ----------- ------------ ------------
Income (loss) before income
  tax expense (benefit) ....  6,931,630  (2,427,035)  21,892,036   (5,541,879)

Income tax expense (benefit)  1,765,640  (1,165,143)   5,790,298   (3,435,747)
                            ----------- ----------- ------------ ------------
Net income (loss) ..........$ 5,165,990 $(1,261,892)$ 16,101,738 $ (2,106,132)
                            =========== =========== ============ ============
Operating income (loss)
  per share
  basic and diluted ........$       .38 $      (.12)$       1.60 $       (.24)
                            =========== =========== ============ ============

Net income (loss)
  per share
  basic and diluted ........$       .45 $      (.11)$       1.42 $       (.19)
                            =========== =========== ============ ============

Dividends per common share  $       .15 $       .15 $        .60 $        .60
                            =========== =========== ============ ============

Average number of
  shares outstanding -
  basic and diluted ........ 11,396,073  11,323,432   11,375,779   11,312,063
                            =========== =========== ============ ============

                                 Written Premiums
Property & casualty insurance:
                                 2002              2001
Three months ended:
  March 31, .............  $ 54,843,250      $ 63,641,476
  June 30, ..............    62,295,162        55,052,409
  September 30, .........    70,786,649        59,729,787
  December 31, ..........    49,708,541        45,988,413
                           ------------      ------------
Year to date ............  $237,633,602      $224,412,085
                           ============      ============

Reinsurance:
                                 2002              2001
Three months ended:
  March 31, .............  $ 17,296,985      $ 12,135,124
  June 30, ..............    17,683,733        13,832,098
  September 30, .........    18,301,894        18,149,217
  December 31, ..........    22,920,666        22,171,003
                           ------------      ------------
Year to date ............  $ 76,203,278      $ 66,287,442
                           ============      ============

Total:
                                 2002              2001
Three months ended:
  March 31, .............  $ 72,140,235      $ 75,776,600
  June 30, ..............    79,978,895        68,884,507
  September 30, .........    89,088,543        77,879,004
  December 31, ..........    72,629,207        68,159,416
                           ------------      ------------
Year to date ............  $313,836,880      $290,699,527
                           ============      ============

                          CONSOLIDATED BALANCE SHEETS

                                                           December 31,
                                                        2002           2001
ASSETS                                              ------------  ------------
Investments:
  Fixed maturities:
    Securities held-to-maturity, at amortized cost
     (fair value $61,639,037 and $35,502,755) ..... $ 55,033,675  $ 33,572,602
    Securities available-for-sale, at fair value
     (amortized cost $459,844,928 and $384,410,393)  485,855,966   390,214,177
  Fixed maturity securities on loan:
    Securities held-to-maturity, at amortized cost
      (fair value $0 and $35,962,133) .............            -    32,505,305
    Securities available-for-sale, at fair value
      (amortized cost $0 and $27,325,968) .........            -    28,436,008
  Equity securities available-for-sale, at fair
    value (cost $38,444,030 and $28,686,321) ......   34,596,985    33,322,767
  Other long-term investments, at fair value
    (cost $3,057,500 and $0) ......................    3,057,000             -
  Short-term investments, at cost .................   29,650,230    17,724,458
                                                    ------------  ------------
      Total investments ...........................  608,193,856   535,775,317

Cash ..............................................     (119,097)      558,073
Accrued investment income .........................    9,179,555     8,659,008
Accounts receivable (net of allowance for
  uncollectible accounts of $7,297 and $573,502) ..      772,944     1,081,024
Income taxes recoverable ..........................      213,504       100,614
Reinsurance receivables ...........................   11,582,136    14,501,336
Deferred policy acquisition costs .................   24,926,861    21,363,528
Deferred income taxes .............................   13,986,172    18,328,807
Goodwill, at cost less accumulated amortization
  of $2,616,234 and $2,616,234 ....................      941,586       941,586
Intangible asset, defined benefit retirement plan      1,411,716             -
Prepaid reinsurance premiums ......................    2,442,899     2,275,231
Securities lending collateral .....................            -    66,809,518
Other assets ......................................    1,331,816     1,170,655
                                                    ------------  ------------
      Total assets ................................ $674,863,948  $671,564,697
                                                    ============  ============
LIABILITIES
Losses and settlement expenses .................... $331,226,753  $314,518,588
Unearned premiums .................................  115,746,814    99,382,176
Other policyholders' funds ........................    1,035,622       472,952
Surplus notes payable .............................   36,000,000    25,000,000
Indebtedness to related party .....................    3,304,539     2,684,418
Employee retirement plans .........................   10,014,349     6,967,484
Securities lending obligation .....................            -    66,809,518
Other liabilities .................................   19,767,507    15,271,938
                                                    ------------  ------------
      Total liabilities ...........................  517,095,584   531,107,074
                                                    ------------  ------------

STOCKHOLDERS' EQUITY
Common stock, $1 par value,
  authorized 20,000,000 shares;
  issued and outstanding, 11,399,050 shares
  in 2002 and 11,329,987 shares in 2001 ...........   11,399,050    11,329,987
Additional paid-in capital ........................   67,270,591    66,013,203
Accumulated other comprehensive income ............   14,218,330     7,507,672
Retained earnings .................................   64,880,393    55,606,761
                                                    ------------  ------------
      Total stockholders' equity ..................  157,768,364   140,457,623
                                                    ------------  ------------
Total liabilities and stockholders' equity ........ $674,863,948  $671,564,697
                                                    ============  ============

                                    Segment Information

                            Property
Year ended                and casualty                 Parent
December 31, 2002           insurance   Reinsurance   company    Consolidated
-----------------         ------------ ------------ ------------ ------------
Premiums earned ......... $225,013,076 $ 72,029,957 $          - $297,043,033
Losses and expenses .....  228,634,732   74,056,266            -  302,690,998
                          ------------ ------------ ------------ ------------
Underwriting loss .......   (3,621,656)  (2,026,309)           -   (5,647,965)

Net investment income ...   23,517,163    9,147,127      113,843   32,778,133
Other income ............      865,819            -            -      865,819
Interest expense ........   (1,345,153)    (293,563)           -   (1,638,716)
Other expenses ..........     (869,346)                 (436,688)  (1,306,034)
                          ------------ ------------ ------------ ------------
Operating income (loss)
  before income tax
  expense (benefit) .....   18,546,827    6,827,255     (322,845)  25,051,237

Realized investment
  (losses) gains ........   (2,154,246)  (1,010,268)       5,313   (3,159,201)
                          ------------ ------------ ------------ ------------
Income (loss) before
  income tax expense
  (benefit) ............. $ 16,392,581 $  5,816,987 $   (317,532)$ 21,892,036
                          ============ ============ ============ ============

                            Property
Year ended                and casualty                 Parent
December 31, 2001           insurance   Reinsurance   company    Consolidated
-----------------         ------------ ------------ ------------ ------------
Premiums earned ......... $203,392,845 $ 61,887,013 $          - $265,279,858
Losses and expenses .....  230,220,978   71,948,670            -  302,169,648
                          ------------ ------------ ------------ ------------
Underwriting loss .......  (26,828,133) (10,061,657)           -  (36,889,790)

Net investment income ...   22,457,799    8,317,505      194,326   30,969,630
Other income ............      695,957       78,212            -      774,169
Other expenses ..........     (757,783)           -     (438,687)  (1,196,470)
                          ------------ ------------ ------------ ------------
Operating loss before
  income tax benefit ....   (4,432,160)  (1,665,940)    (244,361)  (6,342,461)

Realized investment gains      681,349      119,233            -      800,582
                          ------------ ------------ ------------ ------------
Loss before income
  tax benefit ........... $ (3,750,811)$ (1,546,707)$   (244,361)$ (5,541,879)
                          ============ ============ ============ ============